Exhibit 10.96

SUPPLEMENT NO. 5 dated as of September 30, 2010 to the Guaranty and Collateral Agreement (the “Collateral Agreement”) dated as of February 21, 2008, among RADIATION THERAPY SERVICES HOLDINGS, INC., a Delaware corporation (“Parent”), RADIATION THERAPY SERVICES, INC., a Florida corporation (“Borrower”), each subsidiary of Borrower listed on Schedule I thereto (each such subsidiary individually a “Subsidiary Guarantor” and collectively, the “Subsidiary Guarantors”); the Subsidiary Guarantors and Borrower are referred to collectively herein as the “Grantors”) and WELLS FARGO BANK, N.A. (as successor to WACHOVIA BANK, NATIONAL ASSOCIATION), (“Wells”), as Collateral Agent (in such capacity, the “Collateral Agent”).

A.            Reference is made to the Credit Agreement dated as of February 21, 2008 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Parent, Borrower, the lenders from time to time party thereto, Wachovia, as Administrative Agent and the other financial institutions party thereto.

B.            Capitalized terms used in this Agreement and not otherwise defined in this Agreement shall have the meanings assigned to such terms in the Credit Agreement and the Collateral Agreement referred to therein.

C.            The Grantors have entered into the Collateral Agreement in order to induce the Lenders to make Loans and the Issuing Bank to issue Letters of Credit. Section 7.14 of the Collateral Agreement provides that additional Subsidiaries of Borrower may become Subsidiary Guarantors under the Collateral Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become Subsidiary Guarantors under the Collateral Agreement in order to induce the Lenders to make additional Loans and the Issuing Bank to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

Accordingly, the Collateral Agent and the New Subsidiary agree as follows:

SECTION 1.           In accordance with Section 7.14 of the Collateral Agreement, the New Subsidiary by its signature below becomes a Subsidiary Guarantor and a Grantor under the Collateral Agreement with the same force and effect as if originally named therein as a Subsidiary Guarantor and a Grantor and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Collateral Agreement applicable to it as a Subsidiary Guarantor and Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor and Subsidiary Guarantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Subsidiary, as security for the payment and performance in full of the Secured Obligations (as defined in the Collateral Agreement), does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all the New Subsidiary’s right, title and interest in and to the Collateral (as defined in the Collateral Agreement) of the New Subsidiary. Each reference to a “Subsidiary Guarantor” or “Grantor” in the Collateral Agreement shall be deemed to include the New Subsidiary. The Collateral Agreement is hereby incorporated in this Agreement by reference.

SECTION 2.           The New Subsidiary represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 3.           This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received a counterpart of this Supplement that bears the signature of the New Subsidiary and the Collateral Agent has executed a counterpart hereof. Delivery of an executed signature page to this Supplement by facsimile transmission or Adobe PDF email shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4.           The New Subsidiary hereby represents and warrants that set forth (a) under its signature hereto is (i) the true and correct legal name of the New Subsidiary, (ii) its jurisdiction of formation, (iii) its Federal Taxpayer Identification Number and its organizational identification number and (iv) the location of its chief executive office and (b) on Schedule I hereto all Capital Stock, Instruments, Copyright, Patent and Trademark registrations, applications and licenses owned by such New Subsidiary.

SECTION 5.           Except as expressly supplemented hereby, the Collateral Agreement shall remain in full force and effect.

SECTION 6.         THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7.           Any provision of this Supplement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof and in the Collateral Agreement; the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8.           All communications and notices hereunder shall be in writing and given as provided in Section 7.01 of the Collateral Agreement.

SECTION 9.           The New Subsidiary agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.

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IN WITNESS WHEREOF, the New Subsidiary and the Collateral Agent have duly executed this Supplement to the Collateral Agreement as of the day and year first above written.

DERM-RAD INVESTMENT COMPANY, LLC

By:	/s/ Jeffrey A. Pakrosnis
	Name:	Jeffrey A. Pakrosnis
	Title:	Treasurer

Legal Name: Derm-Rad Investment Company, LLC
Jurisdiction of Formation: Florida
Location of Chief Executive Office: 2270 Colonial Boulevard, Fort Myers, FL 33907

WELLS FARGO BANK, N.A. (as successor to WACHOVIA BANK, NATIONAL ASSOCIATION), AS COLLATERAL AGENT,

By:	/s/ Kent Davis
	Name:	Kent Davis
	Title:	Managing Director

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Schedule I
to the Supplement No. 5
to the Collateral Agreement

CAPITAL STOCK

Issuer	Number of Certificate	Registered Owner	Number and Class of Capital Stock	Percentage of Capital Stock

Derm-Rad Investment Company, LLC	No. 2	Radiation Therapy Services, Inc.	Membership Interests	100%

DEBT SECURITIES

Issuer	Principal Amount	Date of Note	Maturity Date

None.

INTELLECTUAL PROPERTY

I.              Copyright Registrations

Registered Owner	Title	Registration Number	Expiration Date

None.

II.            Copyright Applications

Registered Owner	Title	Registration Number	Date Filed

None.

III.           Copyright Licenses

Licensee	Licensor	Title	Registration Number	Expiration Date

None.

IV.           Patents

Registered Owner	Mark	Registration Number	Expiration Date

None.

V.            Patent Applications

Registered Owner	Mark	Registration Number	Date Filed

None.

VI.           Patent Licenses

Licensee	Licensor	Mark	Registration Number	Expiration Date

None.

VII.          Trademark Registrations

Registered Owner	Type	Registration Number	Expiration Date

None.

VIII.        Trademark Applications

Registered Owner	Type	Registration Number	Date Filed

None.

IX.           Trademark Licenses

Licensee	Licensor	Type	Registration Number	Expiration Date

None.